Exhibit 10.1.6


               SEVENTH AMENDMENT TO NOTE AGREEMENT


     This Seventh Amendment, dated as of February 28, 2005 (this "Amendment"), is made to that Second Consolidated, Amended and Restated Note Agreement, dated as of September 27, 2002, as amended as of January 29, 2003, as of February 11, 2003, as of February 11, 2004, as of March 10, 2004, as of July 16, 2004 and as of September 28, 2004 (as so amended, the "Note Agreement"), among Gold Kist Inc.(formerly known as Gold Kist Holdings Inc.), a Delaware corporation (the "Company"), The Prudential Insurance Company of America ("Prudential") and the Gateway Recovery Trust ("Gateway"; Prudential and Gateway, collectively, "Noteholders"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Agreement.

     WHEREAS, the parties hereto have executed and delivered that certain Note Agreement;

     WHEREAS,  the  Company has requested that Noteholders  amend
Section 6I of the Note Agreement and Noteholders have agreed to do so on the terms and conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendments. Pursuant to paragraph 11C of the Note Agreement, the Company and the Required Holders hereby agree the Note Agreement is amended by deleting paragraph 6I thereof in its entirety and substituting in lieu thereof the following revised paragraph 6I:

          6I. Hedging Contracts. The Company shall not and shall not permit any Subsidiary to, enter into any
     Hedging   Contract  except:  (a)  bona   fide   hedging
     transactions in commodities that represent production inputs or products to be marketed, or in commodities needed  in  operations to meet manufacturing or  market
     demands,  provided  that  (i)  long  cash  or   futures
     positions and/or options strategies on corn and soybean meal and wheat shall in no event cover more than thirty-nine weeks of the Company's anticipated requirements for feed ingredients, shall have been entered into in compliance with the Company's Corporate Policy For Futures Contracts approved by the Company's Board of
     Directors  on  April  24,  1998,  as  amended  by   the
     Executive Committee of the Gold Kist Board of Directors on October 4, 2002 (and which may be subsequently amended to comply with this Section) and shall have been approved by the Company's Hedging Committee; and
     (ii) short positions on corn and soybean meal and wheat shall be restricted to those positions that at all times relate in both amount and maturity to priced corn and soybean meal and wheat owned or contracted for
     delivery  by  the  Company,  either  directly   or   by
     futures/and or options positions; and (b) foreign exchange contracts, currency swap agreements, interest rate exchange agreements, interest rate cap agreements, interest rate collar agreements and other similar
     agreements   and  arrangements  which  are   reasonably
     related to existing indebtedness or to monies to be received or paid in foreign currencies.

B. Conditions of Effectiveness. This Amendment shall become effective when, and only when,

     1. Prudential shall have received all of the following documents, each in form and substance satisfactory to the Required Holders:

          (a)  executed originals of this Amendment;

          (b) executed amendments to the Bank Agreement and to that certain First Amended and Restated Credit Agreement, dated as of January 29, 2003, between the Company and CoBank, ACB, as amended to date, amending such agreements in a manner similar to that set forth herein.

          (c) Such other information, documents, instruments and approvals as the Noteholders or their counsel may reasonably require.

     2. The representations and warranties contained herein shall be true on and as of the date hereof, and there shall exist on the date hereof no Event of Default or Default; there shall exist no material adverse change in the financial condition, business operation or prospects of the Company or its Subsidiaries since June 30, 2003; and the Company shall have delivered to Prudential an Officer's Certificate to such effect.

C.   Representations and Warranties.

     1. Except as previously disclosed to Prudential in writing, the Company hereby repeats and confirms each of the representations and warranties made by it in paragraph 8 of the Note Agreement, as amended hereby, as though made on and as of the date hereof, with each reference therein to "this Agreement", "hereof", "hereunder", "thereof", "thereunder" and words of like import being deemed to be a reference to the Note Agreement as amended hereby.

     2.   The Company further represents and warrants as follows:

          (a) (i) Neither the Company nor any Affiliate of the Company is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

                (ii) Neither the Company nor any Affiliate of the Company is a Blocked Person.

               (iii) Neither the Company nor any Affiliate of the Company (1) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (2) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.

          (b) The execution, delivery and performance by the Company of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws, (ii) law or (iii) any legal or contractual restriction binding on or affecting the Company; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

          (c) No governmental approval is required for the due execution, delivery and performance by the Company of this Amendment, except for such governmental approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

          (d) This Amendment constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

          (e) Except as provided below, there are no pending or threatened actions, suits or proceedings affecting the Company or any of its Subsidiaries or the properties of the Company or any of its Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Company and it Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of the Note Agreement, as amended by this Amendment.

D.   Miscellaneous.

     1.   Reference to and Effect on the Note Agreement.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Note Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Note Agreement, and each reference in any other document to "the Note Agreement", "thereunder", "thereof" or words of like import referring to the Note
     Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

          (b) Except as specifically amended and waived above, the Note Agreement, and all other related documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of a Note under the Note Agreement or the Notes, nor constitute a waiver of any provision of any of the foregoing.

     2. Costs and Expenses. The Company agrees to pay on demand all costs and expenses incurred by any Noteholder in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel. The Company further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by any holder of a Note in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

     3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New
York.

     5. Estoppel. To induce Noteholders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company against Noteholders with respect to the obligations of the Company to any such holder, either with or without giving effect to this Amendment.

     6. Related Documents. This Amendment shall be deemed to be a Related Document for all purposes.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              GOLD KIST INC.

                              By:/s/ Stephen O. West
                                Stephen O. West
                                Chief Financial Officer and Vice
                              President

                              THE PRUDENTIAL INSURANCE
                                COMPANY OF AMERICA

                              By:/s/ Billy Greer
                                Name: Billy Greer
                                Title: Vice President


                              GATEWAY RECOVERY TRUST
                              By:  Prudential Investment
                              Management, Inc., as
                                 Asset Manager

                              By:/s/ Billy Greer
                                Name: Billy Greer
                                Title:    Vice President






                      CONSENT OF GUARANTORS

     We, the undersigned, each as a Guarantor pursuant to that certain Amended and Restated Subsidiary Guaranty dated as of the 27th day of September, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), hereby each (a) acknowledge receipt of a copy of the foregoing Seventh Amendment to Note Agreement, and (b) acknowledge, consent and agree that (i) the Guaranty remains in full force and effect, and
(ii) the execution and delivery of the foregoing Seventh Amendment to Note Agreement and any and all documents executed in connection therewith shall not alter, amend, reduce or modify our respective obligations and liabilities under the Guaranty.


                              AGRATRADE FINANCING, INC.

                              By:/s/ Stephen O. West
                              Title:  Treasurer


                              CROSS EQUIPMENT COMPANY, INC.

                              By:/s/ Stephen O. West
                              Title:  Treasurer


                              GK FINANCE CORPORATION

                              By:/s/ Stephen O. West
                              Title:  Treasurer

                              GK PEANUTS, INC.

                              By:/s/ Stephen O. West
                              Title:  Treasurer



                              GK PECANS, INC.

                              By:/s/ Stephen O. West
                              Title:  Treasurer



                              LUKER INC.

                              By:/s/ Stephen O. West
                              Title:  Treasurer


                              AGRATECH SEEDS INC.

                              By:/s/ Stephen O. West
                              Title:  Treasurer


                              AGVESTMENTS, INC.

                              By:/s/ Stephen O. West
                              Title:  President


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